OPPENHEIMER CALIFORNIA MUNICIPAL FUND
                   Supplement dated August 23, 1999 to the
                       Prospectus dated November 27, 1998

The Prospectus is changed as follows:

1. The supplement dated February 4, 1999 is replaced by this supplement.

2. The third sentence in the paragraph titled "Illiquid Securities" under the heading "Investment Strategies" on page 11 is replaced with the following:

      The Fund will not invest more than 15% of its net assets in illiquid securities.

3. The last sentence of the second paragraph of "Floating Rate/Variable Rate Obligations" under the heading "Investment Strategies" on page 11 is replaced with the following:

      The Fund cannot invest more than 20% of its total assets in inverse floaters.

4. The paragraph titled "Portfolio Manager" on page 13 is replaced in its entirety with the following:

|X|   Portfolio   Manager.   The  Portfolio  manager  of  the  Fund  is  Caryn
      Halbrecht, a Vice President of the Manager. She is the person principally responsible for the day-to-day management of the Fund's portfolio, and became the Fund's portfolio manager on January 1, 1999. Ms. Halbrecht also serves as an officer and portfolio manager for other Oppenheimer funds. Prior to joining OppenheimerFunds in 1994 she was Vice President of Fixed Income Portfolio Management for Bankers Trust Company.

5. The last paragraph on page 15 is replaced in its entirety with the following:

|X| Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge, and if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can I Buy Class C Shares?" below.


6. The second sentence of the first paragraph in the section entitled "Class A Contingent Deferred Sales Charge" on page 18 is revised to read as follows:

            The Distributor pays dealers of record commissions in an amount equal to 0.50% of purchases of $1 million or more other than by retirement accounts.




August 23, 1999                                                   PS0790.004